UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center

One Boston Place, 024-0071

Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

Peter M. Sullivan, Esq.

BNY Mellon Financial Center

One Boston Place, 024-0081

Boston, Massachusetts 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

SEMI-ANNUAL REPORT TO MEMBERS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2019

This report and the financial statements contained herein are submitted for the general information of members in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective members in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - September 30, 2019 (unaudited)
	Cost	Value	Percentage of Net Assets
Investment Funds
Opportunistic	$24,532,175	$31,190,628	20.8%
Growth	31,484,218	33,285,017	22.3%
Value	21,953,720	31,090,666	20.7%
Other	40,858,690	44,938,812	30.1%

Total Investment Funds	$118,828,803	$140,505,123	93.9%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2019 (unaudited)
Investment Funds*	Units	Cost	Value	Percentage of Net Assets	Liquidity		Redemption Notice Period (# of days)
Opportunistic
Isomer Fund L.P.
Series A-E	†	$3,500,000	$3,645,116	2.4%	Quarterly (a)		45
Series B-E	†	2,514,010	2,555,125	1.7%	Quarterly (a)		45
SEG Partners II, L.P.	†	2,532,401	6,597,275	4.4%	Quarterly ‡		45
SRS Partners US L.P.
Class A (NR)	†	4,022,614	4,466,164	3.0%	Quarterly (a)		60
Class B (NR)	†	7,463,837	8,302,451	5.5%	Quarterly (b)		60
Tiger Eye Partners, L.P.	†	4,499,313	5,624,497	3.8%	Quarterly ‡		60

		24,532,175	31,190,628	20.8%

Growth
Coatue Offshore Fund, Ltd.
Class M-6-Series 2016	42,230	4,437,456	6,420,615	4.3%	Quarterly ‡		45
Hawkes Bay Investors (Cayman) Ltd.
Class A1	1,639	5,118,426	5,319,630	3.6%	Quarterly ‡		45
Class A56	1,250	1,250,000	1,218,476	0.8%	Quarterly ‡		45
Light Street Argon, L.P. - Series A1 N	†	6,178,336	5,666,711	3.8%	Quarterly (c)		45
Whale Rock Flagship Fund L.P.	†	8,500,000	9,494,728	6.3%	Quarterly (d)		45
RTW Offshore Fund One, Ltd. - Series A-1N		6,000,000	5,164,857	3.5%	Quarterly (e)		60

		31,484,218	33,285,017	22.3%

Value
Bay II Resource Partners, L.P.	†	3,175,736	5,691,093	3.8%	Quarterly ‡		45
Long Pond Capital, Q.P. Fund, LP
Class B	†	5,542,192	8,135,592	5.4%	Quarterly (a)		60
Class C	†	1,758,545	2,216,275	1.5%	Quarterly (f)		60
Southpoint Qualified Fund, L.P.	†	3,477,247	6,642,054	4.4%	Quarterly (a)		60
Rivulet Capital Partners, L.P. - Series B		8,000,000	8,405,652	5.6%	Annual (g)		60

		21,953,720	31,090,666	20.7%

Other
Market Neutral
Renaissance Institutional Diversified Alpha Fund International L.P. - Series A	†	9,945,286	10,766,773	7.2%	Monthly ‡		60
A.R.T. International Investor (BVI), Ltd.
Class A (2008)	2,154	5,708,012	6,239,300	4.2%	Quarterly	‡	30
International
Hengistbury Fund Ltd. Class A Non-Rest May 2018	90,000	9,000,000	9,123,363	6.1%	Quarterly ‡		90
OCCO Eastern European Fund, Class D, Series D	441,796	4,698,121	6,158,633	4.1%	Monthly ‡		90
Alvento Long/Short Equity Fund Ltd. Class ANVUSD-1	6,000	6,000,000	6,028,385	4.0%	Monthly ‡		30
Event-Driven
Third Point Offshore Fund, Ltd.
Class E - 1	13,517	4,507,271	5,623,217	3.8%	Quarterly	‡	60
Class E - 23	10,000	1,000,000	999,141	0.7%	Quarterly	‡	60

		40,858,690	44,938,812	30.1%

Total Investment Funds		118,828,803	140,505,123	93.9%

Affiliated Investment
Dreyfus Institutional Treasury Securities Cash Advantage Fund
Institutional Shares	7,648,378	7,648,378	7,648,378	5.1%	Daily (h)

Total Investments		$126,477,181	148,153,501	99.0%

Other Assets in Excess of Liabilities			1,474,647	1.0%

Total Net Assets			$149,628,148	100.0%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2019 (unaudited)

(a)	Investment is subject to a 25% investor level gate.

(b)	Investment is subject to an annual 33% investor level gate.

(c)	Investment has a one year soft lock-up period with a 3% early withdrawal fee. $4 million was invested on 11/1/18.

(d)	Investment has a one year soft lock-up period with a 4% early withdrawal fee. $8.5 million was invested on 1/1/19.

(e)	Investment is subject to a 1 year soft lock-up period with a 2% early withdrawal fee. $6 million was invested on 4/1/19.

(f)	Investment is subject to a 12.5% investor level gate.

(g)	Investment is subject to a 1 year hard lock-up period with a 50% investor level gate per anniversary year of the investment date. $8 million was invested on 4/1/19.

(h)	Investment in affiliated money market mutual fund. The 7-day yield at 9/30/19 was 1.82%.

†	Investment Fund is not unitized.

‡	The investment amount has no lock-up or other redemption restrictions.

*	With the exception of the position in Dreyfus Institutional Treasury Securities Cash Advantage Fund, all other investments are restricted and non-income producing.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Assets and Liabilities

September 30, 2019 (unaudited)

Assets
Investments in funds, at value (Cost $118,828,426) (Note 2A)		$140,505,123
Investments in affiliated issuer, at value (Cost $7,648,378) (Note 2E)		7,648,378
Foreign currency (Cost $4,347) (Note 2F)		4,297
Receivable for investments sold		5,211,247

Total assets		153,369,045
Liabilities
Payable for repurchase of Units (Note 8)	$2,823,547
Accrued investment advisory fees (Note 3)	570,944
Accrued accounting, administration and member services fees	45,040
Accrued professional fees	247,155
Accrued Directors’ fees (Note 3)	4,296
Accrued custody fees (Note 3)	3,480
Other accrued expenses and other liabilities	46,435

Total liabilities		3,740,897

Net Assets		$149,628,148

Composition of Net Assets (Note 2)
Paid-in capital		$131,633,992
Total distributable earnings		17,994,156

Net Assets		$149,628,148

Net Asset Value per Unit	$81.44
Number of Units Outstanding (unlimited number of units authorized)	1,837,194

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Operations

For the six months ended September 30, 2019 (unaudited)

Investment Income
Dividend income from affiliated investments (Note 2E)		$220,390

Expenses
Investment advisory fee (Note 3)	$1,367,491
Accounting, administration and member services fees	136,837
Directors’ fees (Note 3)	97,500
Audit and tax service fees	171,400
Legal fees	161,000
Insurance	70,028
Miscellaneous	40,000
Custody fees (Note 3)	11,400

Total expenses		2,055,656

Net investment loss		(1,835,266)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments sold	13,512,071
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,253,667)

Net realized and unrealized gain		3,258,404

Net Increase in Net Assets Derived from Investment Operations		$1,423,138

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2019 (Unaudited)	For the Year Ended March 31, 2019
Increase (Decrease) in Net Assets from
Investment Operations
Net investment loss	$(1,835,266)	$(4,362,702)
Net realized gain (loss) on investments sold	13,512,071	27,131,045
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,253,667)	(28,673,917)

Net Increase (Decrease) in Net Assets Derived from Investment Operations	1,423,138	(5,905,574)

Dividend Distributions to Members	—	(21,072,144)
Capital Transactions
Proceeds from sale of Units	—	380,000
Reinvestment of Dividend Distributions	—	16,270,041
Repurchase of Units	(61,008,445)	(33,273,629)

Net Decrease in Net Assets Derived from Capital Transactions	(61,008,445)	(16,623,588)

Total Decrease in Net Assets	(59,585,307)	(43,601,306)
Net Assets
At beginning of period	209,213,455	252,814,761

At end of period	$149,628,148	$209,213,455

Change in Units Outstanding
Units outstanding, at beginning of year	2,572,071	2,749,819
Units sold	—	4,131
Reinvestments of Dividend Distributions	—	213,435
Units repurchased	(734,877)	(395,314)

Units outstanding, at end of period	1,837,194	2,572,071

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights

	For the Six Months Ended September 30, 2019 (Unaudited)		For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Total Return	(0.24	)%(1)	(2.30)%	6.91%	8.21%	(11.27)%	5.22%
Ratios to Average Net Assets:
Expenses (2)	2.31	%(3)	2.04%	1.97%	1.82%	1.75%	1.80%
Net Investment loss	(2.07	)%(3)	(1.92)%	(1.94)%	(1.81)%	(1.75)%	(1.80)%
Portfolio Turnover Rate	12	%(1)	28%	12%	9%	7%	17%
Net Assets, End of period (in thousands)	$149,628		$209,213	$252,815	$309,872	$414,228	$508,965

(1)	Total return and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Expenses of the underlying funds in which the Fund invests are not included in the expense ratio.
(3)	Annualized.

For a Unit Outstanding	For the Six Months Ended September 30, 2019 (Unaudited)	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2013
Net asset value per Unit, beginning of period	$81.34	$91.94	$93.07	$86.69	$103.33	$104.47
Income (loss) from investment operations
Net investment income (loss)*	(0.85)	(1.68)	(1.84)	(1.63)	(1.71)	(1.87)
Net realized and unrealized gain (loss)	0.95	(0.68)	8.30	8.92	(9.48)	7.11

Total from investment operations	0.10	(2.36)	6.46	7.29	(11.19)	5.24

Dividend Distributions
Realized gains	—	(8.24)	(7.59)	(0.91)	(5.45)	(6.38)

Total dividend distributions	—	(8.24)	(7.59)	(0.91)	(5.45)	(6.38)

Net asset value per Unit, end of period	$81.44	$81.34	$91.94	$93.07	$86.69	$103.33

*	Per unit data calculated using average units method.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Cash Flows

For the six months ended September 30, 2019 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets derived from investment operations	$1,423,138
Adjustments to reconcile net increase in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(20,000,000)
Proceeds from sale of long-term investments	59,408,134
Net purchases of short-term investments	(1,900,418)
Net realized gain on investments sold	(13,512,071)
Net change in unrealized depreciation on investments and foreign currency transactions	10,253,667
Decrease in advance investments in funds	14,000,000
Decrease in receivable for investments sold	10,070,751
Decrease in prepaid expenses	70,028
Decrease in accrued investment advisory fees	(154,802)
Increase in accrued professional fees	83,863
Decrease in accrued accounting, administration and member services fees	(1,147)
Decrease in accrued Directors’ fees	(40,596)
Decrease in accrued custody fees	(1,390)
Increase in other accrued expenses and other liabilities	4,263

Net cash provided by operating activities	59,703,420

Cash Flows from Financing Activities
Repurchase of Units	(59,703,415)

Net cash used in financing activities	(59,703,415)

Net change in cash and foreign currency	5

Cash and foreign currency at beginning of period	4,292

Cash and foreign currency at end of period	$4,297

Supplemental Non-Cash Activities
Reinvestment of dividend distributions	$—

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Delaware Subsidiary”) was organized in the State of Delaware. On September 16, 2013, Mellon Optima 1099 Offshore Access Fund Ltd. (the “Cayman Subsidiary,” and together with the Delaware Subsidiary, the “Fund Subsidiaries”) was organized in the Cayman Islands. The Fund is the sole member and managing member of the Delaware Subsidiary and is the sole member of the Cayman Subsidiary. The Fund Subsidiaries were formed to hold certain of the Fund’s investments. No investments were held in either of the Fund Subsidiaries as of September 30, 2019.

The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”) in which the Fund invests as a limited partner, member or shareholder along with other investors.

Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company and wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. Effective July 1, 2019, Optima Asset Management LLC (the “Sub-Adviser”), a Delaware limited liability company, serves as the Fund’s non-discretionary sub-investment adviser. Prior to that date, Optima Fund Management LLC (“OFM”) served as the sub-investment adviser to the Fund. On July 1, 2019, the assets of OFM were acquired by FWM Acquisition LLC (“FWM Acquisition”). Immediately following this transaction, FWM Acquisition, which is the successor to the business of OFM, changed its name to Optima Asset Management LLC. The section of the Fund’s Semi-Annual Report entitled “Factors Considered by the Board of Directors in Approving an Interim Sub-Investment Advisory Agreement and a New Sub-Investment Advisory Agreement (Unaudited),” which follows these Notes to the Consolidated Financial Statements of the Fund contains additional information about the transaction. The Adviser allocates the Fund’s assets to Investment Funds that pursue long/short equity investment strategies, including opportunistic, growth, value and other strategies. The Adviser currently expects that the Fund’s allocation to “other” strategies may include, but is not limited to, market neutral, international (including emerging markets) and event-driven strategies.

The portion of the Fund’s assets that is allocated to each of opportunistic, growth, value and other strategies is expected generally to range from 15% to 35% of the Fund’s assets. The weightings of the strategies will vary over time and will depend on the Adviser’s assessment of prevailing market and economic conditions and its expectations regarding the performance of the investment strategies and portfolio managers. In addition, allocations of the Fund’s assets among strategies will be affected by other factors, including market conditions, changes in the values of the Fund’s investments in Investment Funds, timing of investments in and withdrawals from Investment Funds, liquidity limitations, capacity limitations imposed by Investment Funds and changes in investment approaches used by the portfolio managers.

The following is a further description of the long/short strategies employed by the Investment Funds during the period ended September 30, 2019:

Opportunistic: The opportunistic approach to long/short equity investing combines growth and value approaches. Managers of opportunistic Investment Funds generally vary the composition of their investment portfolios depending on their assessment of the macro investment environment. Managers may take a value approach in anticipation of down markets. They may increase their allocations to growth companies as the market environment changes.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(1) Organization (continued):

Opportunistic managers may also actively manage their gross and net exposure based on the market environment and the opportunities it presents.

Growth: The growth approach to long/short equity investing seeks to take long positions in the stocks of companies with strong growth potential, while shorting the stocks of companies that lack growth prospects. The investment process for selecting stocks in which to invest primarily focuses on identifying companies that are experiencing or expecting to experience high levels of growth in earnings, profitability, sales or market share. Long/short growth managers may give significant weight to aggressive sales growth even if prior or current earnings are weak.

Value: The value approach o long/short equity investing seeks to identify companies that trade at valuation metrics which the manager of an Investment Fund believes to be inexpensive and undervalued (for long investments) or expensive and overvalued (for short investments) when compared with relevant benchmarks. Value long/short managers use traditional valuation metrics, such as price-earnings (P/E) ratios, price-to-book ratios, and dividend yield in an attempt to identify undervalued (long) or overvalued (short) companies. Often considered contrarians, value managers may tend to take long positions in companies that are currently out of favor.

Other:

International: International long/short equity managers invest primarily in non-U.S. companies and may employ growth, value, or opportunistic approaches to building their portfolios. Certain managers may also make investments in emerging markets.

Market Neutral: Market neutral investment strategies seek to generate investment returns with low correlation to the performance of the overall equity and fixed income markets. Long/short market neutral equity strategies attempt to neutralize the risk of fluctuations in the equity markets by constructing two diversified portfolios of equity securities, one comprised of long positions in stocks believed to be undervalued, and the other comprised of short positions in stocks believed to be overvalued. As a result, the return of an Investment Fund that pursues a market neutral strategy can be expected primarily to be a function of its investment manager’s ability to identify investment opportunities, rather than a function of general market movements. The low correlation of returns of market neutral investment strategies to the equity and fixed income markets means that market neutral Investment Funds offer the potential to produce positive investment returns regardless of general market conditions.

Event-Driven: Event-driven strategies generally seek to profit from investments in companies that are, or are expected to be, involved in mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buybacks or other corporate events that are typically associated with substantial market price changes. The strategy also includes activist investment strategies pursued by managers that generally advocate for changes in corporate governance, policies, structure or goals to unlock value. These managers may take a public stance on their investments, openly confronting senior management and boards of directors in seeking to effect changes.

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board has engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged the Sub-Adviser, also a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties.

The Sub-Adviser, as part of the Investment Fund selection process, conducts reviews of the managers of such funds, their investment processes and organizations, and may conduct interviews with references and industry sources to complete its evaluations. The Adviser utilizes the Sub-Adviser’s analyses and recommendations in selecting Investment Funds and making investment decisions on behalf of the Fund.

SEI Global Services, Inc. provides accounting, administrative and member services to the Fund.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(1) Organization (continued):

Units of limited liability company interest in the Fund (“Units”) are offered solely to eligible investment management clients of BNY Mellon Wealth Management in private placement transactions exempt from registration under the Securities Act of 1933, as amended. Initial and additional subscriptions for Units by investors may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any subscription for Units.

The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to elect to be treated as, and to operate in a manner to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Units are not redeemable. However, the Fund from time to time makes offers to persons holding Units (“Members”) to repurchase Units at their net asset value. These offers are made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members twice each calendar year, near mid-year and year-end. Members can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund’s Limited Liability Company Agreement, a Member will not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the value of Units held by such Member, plus such Member’s share of the Fund’s undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiaries. Accordingly, all inter-company transactions and balances have been eliminated.

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received on the sale of an asset, or the amount paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modelling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. If applicable, investments classified within Level 3, the fair value measurements of which consider several inputs, may

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments are valued at the net asset value thereof as reported by the Investment Funds or their administrators, without adjustment.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, such fair value of the Fund’s interest in an Investment Fund ordinarily is the value of such interest as determined by the Investment Fund in accordance with its valuation policies as of the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations of the Fund’s investments in Investment funds as of September 30, 2019 utilize financial information supplied by the Investment Funds or their administrators and are net of management fees and performance-based incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. They do not reflect the impact of any early redemption or withdrawal fees that might be incurred in connection with a redemption or withdrawal as of the valuation date. In the event that an Investment Fund does not report a value to the Fund as of the end of a calendar month on a timely basis, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund and consideration of any other relevant information available at the time the Fund values its portfolio. Pursuant to ASU 2015-07, the fair value of investments in Investment Funds is ordinarily measured using net asset value as the practical expedient and therefore excluded from the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value. At September 30, 2019, all investments in affiliated investment companies were considered Level 1 of the fair value hierarchy.

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income earned on their investments or gains realized from their investment activity. Such undistributed amounts are captured in the values of the Investment Funds in the form of unrealized appreciation (depreciation).

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; investment advisory fees; administration fees; Directors fees; legal fees; audit fees; tax advisory fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; custody fees; and expenses of meetings of the Board and Members.

D. Income Taxes

It is the policy of the Fund to continue to qualify as a RIC by complying with the applicable provisions of the Code. Under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is exempt from tax).

Tax exempt U.S. Members generally will not incur unrelated business taxable income with respect to an investment in Units if they have not borrowed to make their investments.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current fiscal year. If the tax law requires interest or penalties to be paid on an underpayment of income taxes, such interest and penalties will be classified as income taxes in the income tax expense in the Consolidated Statement of Operations. During the current fiscal year, the Fund did not incur any interest or penalties. Each tax year in the four years ended March 31 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than as short-term capital losses as was previously the case. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused, although this is not likely to affect the Fund.

During the tax period ended September 30, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment of net operating losses and limited partnership adjustments, and disposition of passive foreign investment company investments, the Fund increased distributable earnings by $4,555,160 and decreased paid-in capital by $4,555,160.

The tax character of distributions paid to shareholders for the tax years ended September 30, 2019 and September 30, 2018 were as follows: long-term capital gains of $20,330,433 and $21,880,568, respectively.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $16,073,478 and unrealized appreciation $6,881,332. In addition, the Fund had currency gains after October 31, 2018 of $314,236 and ordinary losses after December 31, 2018 of $5,275,267, which were deferred for tax purposes to the first day of the following year.

The cost of investments for federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from its investments. The allocated taxable income is reported to the Fund by Investment Funds taxable as partnerships on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2019 are noted below.

Federal tax cost of investments	$141,272,169

Gross unrealized appreciation	23,055,848
Gross unrealized depreciation	(16,174,516)

Net unrealized appreciation	$6,881,332

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(2) Significant Accounting Policies (continued):

E. Affiliated Investment Companies

Investments in affiliated investment companies during the period ended September 30, 2019 were as follows:

Affiliated Investment Company	Value at March 31, 2019	Purchases	Sales	Value at September 30, 2019	Dividend Income
Dreyfus Institutional Treasury Securities Cash Advantage Fund - Institutional Shares	$5,747,960	$72,523,791	$(70,623,373)	$7,648,378	$220,390

F. Cash and Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. At September 30, 2019, the Fund had $7,648,378 invested in Institutional Shares of Dreyfus Institutional Treasury Securities Cash Advantage Fund, an affiliated institutional money market fund, including $2,823,273 of assets segregated for payout of cash holdbacks related to repurchases of Units. See Note 8.

The Fund also holds $33,689 Hong Kong Dollars, which have a value of approximately $4,297 USD.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, computed at the annual rate of 1.50% of the Fund’s net assets determined as of the close of business on the last day of the month (the “Investment Advisory Fee”). The Fund was charged investment advisory fees of $1,367,491 for the period ended September 30, 2019.

The Adviser pays the Sub-Adviser a monthly fee, computed at the annual rate of 0.75% of the Fund’s net assets determined as of the close of business on the last day of the month pursuant to an Interim Sub-Investment Advisory Agreement (“Interim Agreement”) that became effective on July 1, 2019. Prior to such date, the predecessor of the Sub-Adviser was paid the same fee by the Adviser pursuant to a sub-investment advisory agreement, which agreement terminated automatically in accordance with its terms on July 1, 2019, upon the acquisition of such predecessor by the Sub-Adviser. The Interim Agreement may remain in effect for a period of not more than 150 days. Fees payable under the Interim Agreement are deposited by the Adviser in an interest-bearing escrow account and will be payable to the Sub-Adviser (together with interest) if a new sub-investment advisory agreement between the Adviser and the Sub-Adviser is approved by Members prior to expiration of the term of the Interim Agreement. If a new sub-investment advisory agreement with the Sub-Adviser is not approved by Members prior to expiration of the term of the Interim Agreement, the Sub-Adviser will be entitled to be paid out of the escrow account the lesser of: (a) any costs incurred by the Sub-Adviser in providing services pursuant to the Interim Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned). Subsequent to the period ended September 30, 2019, a new sub-investment advisory agreement was approved by Members and became effective on November 26, 2019. See Note 9.

The Fund has retained The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services to the Fund. In consideration for these services, BNYM is paid a fee by the Fund and also earns interest on cash balances of the Fund maintained with BNYM, including disbursement balances and balances arising from purchase and sale transactions. The Fund reimburses BNYM for certain expenses it incurs in providing services to the Fund. Pursuant to the Custody Agreement, the Fund was charged $11,400 for custody service fees and expenses for the period ended September 30, 2019.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(3) Investment Advisory Fee and Other Transactions with Affiliates (continued):

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range, depending on the meeting type and length, from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson each are paid an additional annual retainer of $5,000. The Fund also reimburses Directors for their reasonable out-of-pocket expenses. The Fund paid Directors’ fees of $97,500 for the period ended September 30, 2019.

The Directors do not receive any pension or other retirement benefits from the Fund.

(4) Investment Transactions:

During the period ended September 30, 2019, the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $20,000,000 and $59,408,134, respectively.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on the Fund’s history and experience, management believes that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss with respect to any Investment Funds is generally limited to the value of the Fund’s interest in that Investment Fund.

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including: risks arising from the volatility of the equity, fixed income, commodity and currency markets; risks of borrowings and short sales; risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets and the illiquidity of derivative instruments; and the risk of loss from counter-party defaults. No guarantee or representation is made that the Fund’s investment program will be successful.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw capital from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

The Investment Funds generally provide for periodic capital withdrawals or redemptions, with some Investment Funds having lock-up provisions under which capital withdrawals or redemptions are prohibited for a specified period following the date of the Fund’s investment. Certain Investment Funds permit early withdrawals or redemptions prior to expiration of these periods, subject to approval, but in connection therewith may charge penalties which, generally, are determined as a percentage of the amount of the withdrawal or redemption. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or may suspend or otherwise restrict the ability of their investors (including the Fund) to redeem their interests in or withdraw their capital from the funds.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2019 (unaudited)

(7) Risk Factors (continued):

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. However, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive irrevocably its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund may not be entitled to vote on certain matters that require the approval of security holders of the Investment Fund, possibly including matters that may adversely affect the Fund and Members.

(8) Unit Repurchases:

The following is a summary of the Fund’s repurchases of Units during the period ended September 30, 2019:

Repurchase Value Date	Commencement Date of Offer	Expiration Date of Offer	Number of Repurchased Units	Value of Units Repurchased
June 30, 2019	March 25, 2019	May 10, 2019	734,875	$61,008,445

The Fund initially paid approximately 95% of the estimated value of the repurchased Units to Members within one month after the value of the Units was determined for purposes of repurchase. The remaining amount payable by the Fund with respect to these Units is expected to be paid no later than June 12, 2020.

(9) Subsequent Events:

On September 20, 2019, the Fund offered to repurchase up to $50,000,000 of Units from Members at a price equal to their net asset value determined as of December 31, 2019. The offer expired by its terms on October 25, 2019. The Fund received and accepted pursuant to this offer, repurchase request for Units with an estimated value as of September 30, 2019 of $25,421,495. Pursuant to the terms of the repurchase offer, the Fund will initially pay out 95% of the estimated net asset value of these repurchased Units (determined as of December 31, 2019). The remaining amount payable, which is subject to audit adjustment, will be determined and paid in June 2020, following completion of the audit of the Fund’s financial statements for the fiscal year ending March 31, 2020.

At a meeting held on November 26, 2019, Members approved a new sub-investment advisory agreement between the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement”), which became effective on such date. The proposal to approve the New Sub-Advisory Agreement received the vote of 1,674,897 Units in favor, 0 Units against, and 147,896 Units abstaining, representing the approval of the proposal by a majority of the outstanding voting securities of the Fund (as required by the 1940 Act). The terms of the New Sub-Advisory Agreement (including the fee payable by the Adviser to the Sub-Adviser) are in all material respects the same as those of the sub-investment advisory agreement between the Adviser and the predecessor of the Sub-Adviser that was previously in effect.

Factors Considered by the Board of Directors in Approving an Interim Sub-Investment

Advisory Agreement and a New Sub-Investment Advisory Agreement (Unaudited)

Background

Prior to July 1, 2019, Optima Fund Management LLC (“OFM”) served as the sub-investment adviser to Mellon Optima L/S Strategy Fund, LLC (the “Fund”). On July 1, 2019, the assets of OFM were acquired by FWM Acquisition LLC (“FWM Acquisition”), a newly formed subsidiary of FWM Holdings, LLC (“FWM Holdings”), which is the parent company of Forbes Family Trust (the “Optima Transaction”). The Optima Transaction involved a change in control of OFM and therefore constituted an “assignment” of the sub-investment advisory agreement pursuant to which OFM provided non-discretionary investment advisory services to assist Mellon Hedge Advisors, LLC (“Adviser”), the Fund’s investment adviser, in managing the assets of the Fund (the “Prior Agreement”). As required by the Investment Company Act of 1940 (the “1940 Act”), the assignment resulted in the automatic termination of the Prior Agreement in accordance with its terms. Immediately following the Optima Transaction, FWM Acquisition, which is the successor to the business of OFM, changed its name to Optima Asset Management LLC (“OAM”).

Consideration and Approval of Interim Agreement

In anticipation of the closing of the Optima Transaction, at a meeting held in-person on June 6, 2019, the Board of Directors (the “Board”) of the Fund and all of the Directors who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Directors”), considered and unanimously approved an interim sub-investment advisory agreement between the Adviser and OAM (the “Interim Agreement”) to enable OAM, as successor to the business of OFM, to serve as sub-investment adviser of the Fund following the Optima Transaction and to provide all of the services provided by OFM under the Prior Agreement. In connection with its consideration of the Interim Agreement, the Board was provided with material from the Adviser relating to the Optima Transaction, as well as presentations by representatives of the Adviser and OFM. The Board also considered that, at the Board’s meeting on December 10, 2018, in connection with its approval of the continuation of the Prior Agreement for an additional year, the Board had been provided with extensive information regarding and had considered, among other things: the nature, scope and quality of services provided by OFM; the investment performance of the Fund; and the fee payable to OFM by the Adviser under the Prior Agreement.

Based on information provided in connection with the June meeting (including representations made by representatives of the Adviser and OFM), the Board concluded that there is a reasonable basis to believe that during the term of the Interim Agreement there will be no material adverse change in the nature, scope or quality of sub-investment advisory services relating to the Fund as a consequence of such services being provided by OAM rather than by OFM. Accordingly, and based upon the fact that the material terms of the Interim Agreement (including the fee payable thereunder) were the same as those of the Prior Agreement, and based on the need for sub-investment advisory services to continue to be provided subsequent to the closing of the Optima Transaction, the Board concluded that it would be in the best interests of the Fund to approve the Interim Agreement.

The Interim Agreement became effective on July 1, 2019 and may remain in effect for a period of not more than 150 days. Fees payable under the Interim Agreement are deposited by the Adviser in an interest-bearing escrow account and will be payable to OAM (together with interest) if a new sub-investment advisory agreement between the Adviser and OAM is approved by Members prior to expiration of the term of the Interim Agreement. If a new sub-investment advisory agreement is not approved by Members prior to expiration of the term of the Interim Agreement, OAM will be entitled to be paid out of the escrow account the lesser of: (a) any costs incurred by OAM in providing services pursuant to the Interim Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

Consideration and Approval of New Sub-Investment Advisory Agreement

In order for OAM to continue to serve as sub-investment adviser of the Fund after expiration of the term of the Interim Agreement, the Board considered and approved a new sub-investment advisory agreement between the Adviser and OAM (the “New Sub-Advisory Agreement”) at a meeting held in-person on September 12, 2019. The New Sub-Advisory Agreement was also approved at that meeting by all of the Independent Directors. The terms of the New Sub-Advisory Agreement are materially the same as those of the Prior Agreement, except for the dates of its effectiveness and expiration of its initial term, and except for the fact that OAM (rather than OFM) will serve as the Fund’s sub-investment adviser. Effectiveness of the New Sub-Advisory Agreement is subject to approval by members of the Fund (“Members”). Effectiveness of the New Sub-Advisory Agreement was subject to approval by members of the Fund (“Members”), and the agreement became effective upon its approval at a meeting of Members held on November 26, 2019.

In determining whether to approve the New Sub-Advisory Agreement and to recommend its approval by Members, the Board requested, received and considered all information it deemed reasonably necessary to evaluate and to assess the terms of the New Sub-Advisory Agreement and the qualifications and ability of OAM to provide all necessary services to the Adviser and the Fund and to provide services of a quality at least comparable to the quality of services previously provided by OFM. The Board, which is comprised of a majority of Independent Directors, reviewed various materials furnished to it by OAM, including information regarding: OAM, its affiliates and personnel; OAM’s capability to provide investment advisory services to funds of hedge funds (including those registered under the 1940 Act); OAM’s operations; and the financial resources of FWM Holdings. The Board also considered information provided by the Adviser and the views of the Fund’s chief compliance officer regarding the qualifications of OAM and OAM’s operational, legal and compliance capabilities, including a report prepared by the Adviser reflecting the conclusions of its due diligence review of OAM, and met with OAM’s chief compliance officer.

In connection with the Board’s deliberations, the Independent Directors were advised by and received assistance from independent legal counsel. They received the advice of such counsel on various matters relating to consideration of the New Sub-Advisory Agreement and their responsibilities as Independent Directors. The Independent Directors also met in executive session in determining whether to approve the New Sub-Advisory Agreement.

At its meeting, the Board met with senior management and other representatives of OAM and FWM Holdings and discussed with them various matters relating to the Fund, OAM and FWM Holdings, including the commitment of OAM and FWM Holdings to maintain the financial, operational and personnel resources necessary to assure the quality of services to be provided by OAM. These representatives responded to questions of the Directors regarding these matters and the plans of OAM relating to the staffing and resources that would be available to support the various functions required in connection with the services to be provided by OAM under the New Sub-Advisory Agreement. They represented to the Board that the Optima Transaction has not resulted in and is not anticipated to result in any change in the nature, quality or scope of services provided to the Adviser and the Fund. In addition, they represented that there has been no change in investment processes, or in senior management or key personnel involved in providing Fund-related services, as a result of the Optima Transaction and that no such changes are anticipated.

The Board also met with representatives of the Adviser who conducted a due diligence review relating to the Optima Transaction and the operations of OAM and considered the observations and findings of this review concerning various matters, including the experience, operations, systems, compliance infrastructure and staffing of OAM and the qualifications of OAM to serve as sub-investment adviser of the Fund. The Adviser’s representatives responded to questions of the Directors regarding these matters and advised the Board that the Adviser has not observed or experienced any changes in investment process or in the nature or quality of sub-investment advisory services being provided as a consequence of the Optima Transaction. In addition, the Adviser advised the Board that the Adviser believes it is appropriate and in the best interest of the Fund for the Board to approve the New Sub-Advisory Agreement.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Directors) unanimously determined that continuity and efficiency of sub-investment advisory services required for the Fund’s operations can best be assured by approving the New Sub-Advisory Agreement. The Board determined that the New Sub-Advisory Agreement will enable the Adviser to obtain high quality sub-investment advisory services to assist it in managing the investments of the Fund at a cost that is reasonable and appropriate. It also determined that approval of the New Sub-Advisory Agreement is in the best interests of the Fund and Members. No single factor was considered in isolation by the Board, nor was any single factor considered by the Board to be determinative to the decision to approve the New Sub-Advisory Agreement.

1. Nature, Quality and Scope of Services. In considering the New Sub-Advisory Agreement, the Board considered the nature, quality and scope of the services provided by OFM and concluded that it can reasonably be expected that OAM will provide services of a similar nature, quality and scope pursuant to the New Sub-Advisory Agreement. It considered in this regard the facts that the New Sub-Advisory Agreement requires OAM to provide the same services as were provided by OFM under the Prior Agreement, and that the pertinent provisions of the New Sub-Advisory Agreement are in all respects materially the same as those of the Prior Agreement. It also considered the fact that the key investment personnel providing services on behalf of OAM are the same persons who provided services on behalf of OFM and that there has not been any change in investment process.

2. Investment Performance. The Board considered the investment performance of the Fund. In this regard, it reviewed information prepared by Broadridge Financial Solutions (“Broadridge”) comparing the Fund’s performance to the performance of a peer group of 1940 Act registered funds of hedge funds identified as “long/short equity” funds by the Adviser. In addition, the Board received and considered information comparing the investment performance of the Fund to the performance of private investment funds as reflected by the performance of funds in Morningstar’s Equity Hedge Fund of Funds category. The Board also received and considered information comparing the Fund’s Sharpe Ratio, standard deviation and maximum drawdown to that of the HFRX Equity Hedge Index (“HFRX Index”) and the S&P 500 Index since the Fund’s investment objective is to seek to attempt to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Board concluded that the Fund’s investment performance was reasonable in comparison to its 1940 Act registered fund peers in light of the Fund’s investment objective, requirements of the Internal Revenue Code applicable to the Fund and other relevant factors, notwithstanding that the Fund generally underperformed the selected 1940 Act registered funds of hedge funds peers during the relevant periods, and concluded that the Fund’s performance was satisfactory in comparison to its benchmark index, with the Fund outperforming the HFRX Index for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2019, and outperforming that index by 553 basis points for the period March 1, 2016 through June 30, 2019. The Board also concluded that it is reasonable to expect the same quality of sub-advisory services from OAM as was provided by OFM given the expected continuity of investment personnel and investment approach.

3. Sub-Advisory Fee and Other Expenses. With respect to the fees payable by the Adviser to OAM under the New Sub-Advisory Agreement, the Board considered information prepared by Broadridge comparing the advisory fees and expense levels of the Fund to those of a peer group of other 1940 Act registered funds of hedge funds identified by the Adviser: (i) as “long/short equity” funds; or (ii) as having total net assets of up to $500 million. In evaluating the sub-advisory fee, the Board took into account the complexity and quality of the investment management services required by the Fund. Although the fee paid to the Adviser by the Fund (and from which the Adviser will pay OAM) is at the high end of peer group asset-based advisory fees, certain of the peer group funds that pay or bear lower advisory fees also pay performance-based fees and several funds in the peer group that have lower advisory fee rates than the Fund pay additional types of fees (such as distribution, management or servicing fees) and have expense ratios that are higher than that of the Fund, which does not pay such types of fees. In this regard, the Board observed that the Fund’s total operating expense ratio puts it near the middle of its peer group, and that some peer group funds with lower expense ratios than the Fund have significantly greater net assets than the Fund.

4. OAM’s Profitability and Financial Condition. The Board considered the estimated costs to be incurred by OAM in providing services pursuant to the New Sub-Advisory Agreement and the expected profits to be realized by OAM in serving pursuant to the New Sub-Advisory Agreement. In doing so, it considered the profitability of OFM derived from providing sub-advisory services to the Fund during the past three completed calendar years, as well as the methodology used by OFM to compute such profitability. In this regard, OAM advised the Board that, based on its cost estimates and the net assets of the Fund, it expects its 2019 profitability to be similar to the 2018 profitability of OFM. The Board concluded on the basis of such information that OAM’s expected profits are not excessive and bear a reasonable relationship to the nature, scope and quality of services expected to be provided. In addition, as part of its deliberations, the Board considered the financial condition and resources of OAM and concluded that the Sub-Adviser has the resources needed to provide all required services under the New Sub-Advisory Agreement and to retain and attract qualified personnel to provide those services.

5. Economies of Scale. In considering the New Sub-Advisory Agreement, the Board recognized that economies of scale in costs of providing advisory and sub-advisory services may be realized as a fund’s net assets increase and that it is appropriate to consider whether the fee payable to the Adviser by the Fund and the sub-investment advisory fee payable to OAM by the Adviser properly reflect any such economies for the benefit of Members. However, it noted that the net assets of the Fund have been declining as a result of repurchases by the Fund of units of limited liability company interest in the Fund and that, based on cost and profitability information provided to the Board, economies of scale in the costs of services do not appear to have been realized in recent years.

6. Other Benefits. As part of its review, the Board also considered the extent to which OAM might derive benefits in addition to its sub-investment advisory fee as a result of its relationship with the Fund. The Board determined that, although there may be such benefits that may possibly accrue to OAM, such benefits cannot be precisely determined or quantified, and that those benefits are not likely to be economically significant.

7. Possible Alternatives to the New Sub-Advisory Agreement. Possible alternatives to approval of the New Sub-Advisory Agreement were also considered by the Board. In addition, in determining whether to approve the New Sub-Advisory Agreement, the Board was cognizant of the fact that The Bank of New York Mellon Corporation (“BNY Mellon Corporation”), through a wholly-owned subsidiary, has approximately a 17% ownership interest in the parent of OFM and is thus entitled to receive a portion of the purchase price paid by FWM Holdings to acquire OFM and may benefit from the approval by the Board and Members of the New Sub-Advisory Agreement. In this regard, the Board was informed that the amount BNY Mellon Corporation may receive as a result of the Optima Transaction is not based on the amount of assets of the Fund (or on the assets of clients of BNY Mellon Wealth Management) that are, or may in the future be, managed by the Sub-Adviser.

*            *             *

After consideration of the information and various matters discussed above and consideration of other factors it deemed pertinent, the Board unanimously determined to approve the New Sub-Advisory Agreement and determined to recommend that it be approved by Members.

Item 2.	Code of Ethics.

Not applicable to this semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b) Not applicable to this semi-annual filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this semi-annual filing.

(b) Effective December 2, 2019, Ted Berenblum is no longer a member of the Investment Council of Mellon Hedge Advisors, LLC. There have been no changes to the Investment Committee of Optima Asset Management, LLC since the Registrant’s most recent Form N-CSR filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to this semi-annual filing.

(a)(2) Certifications of the acting Principal Executive Officer of the Registrant and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ ANTHONY MASTROCOLA
Anthony Mastrocola, Vice President and Acting Chief Executive Officer

Date: December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ ANTHONY MASTROCOLA
Anthony Mastrocola, Vice President and Acting Chief Executive Officer

Date: December 9, 2019

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Vice President, Treasurer and Chief Financial Officer

Date: December 9, 2019